UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 16, 2014 (June 10, 2014)
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STONEGATE MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)
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Ohio	001-36116	34-1194858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9190 Priority Way West Drive, Suite 300
Indianapolis, Indiana
(Address of principal executive offices)
Registrant’s telephone number, including area code: (317) 663-5100
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On June 10, 2014, Daniel Bettenburg, President of Stonegate Mortgage Corporation (the “company”), informed the company that he was resigning effective July 10, 2014 to pursue other interests. The company does not intend to hire a replacement for the President role, given the recent executive team additions and its transition to a business unit driven operating model. Mr. Bettenburg will be working with the executive team to transition his duties prior to the effective date of his resignation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STONEGATE MORTGAGE CORPORATION (Registrant)

Date: June 16, 2014	By:	/s/ James J. Cutillo
James J. Cutillo
Chief Executive Officer
(On behalf of the Registrant and as its principal executive officer)